UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5729

Name of Fund: Apex Municipal Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Apex Municipal
        Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/04

Date of reporting period: 07/01/03 - 12/31/03

Item 1 - Report to Shareholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                        Apex Municipal
                        Fund, Inc.

Semi-Annual Report
December 31, 2003

[LOGO] Merrill Lynch Investment Managers

Apex Municipal Fund, Inc.

Quality Profile

The quality ratings of securities in the Fund as of December 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
A/A ..................................................................    2.5%
BBB/Baa ..............................................................   19.6
BB/Ba ................................................................   16.1
B/B ..................................................................   13.2
CCC/Caa ..............................................................    2.9
NR (Not Rated) .......................................................   45.5
Other+ ...............................................................    0.2
--------------------------------------------------------------------------------

+     Temporary investments in short-term variable rate municipal securities.

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

APX


2          APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003

A Letter From the President

Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed. However, amid the good economic news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

Throughout 2003, the Federal Reserve Board remained focused on averting deflation and ensuring a sustained economic recovery. This translated into an uninterrupted easing monetary policy and the lowest interest rates in decades. The Federal Funds rate, which opened the year at 1.25%, ended it at 1% -- the lowest level since 1958.

Municipal bond yields rose and fell during the year in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of December, long-term municipal revenue bond yields -- which move opposite of price levels -- were slightly lower than they were one year earlier, at 5.04% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued more than $380 billion in new long-term tax-exempt bonds during 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

In closing, I wish to share one final note regarding the look of our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets can be confusing. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the New Year and beyond.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


           APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003                 3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund was effectively able to maintain a competitive dividend yield during the period and provide an attractive total return exceeding that of its Lipper category average.

Describe the market environment relative to municipal bonds during the period.

A stronger U.S. economy led to higher yields for both municipal securities and long-term U.S. Treasury bonds during the past six months. Municipal bonds generally outperformed their taxable counterparts during the period, and continue to offer attractive investment potential for the months ahead.

During the third quarter of 2003, the economy grew 8.2%, the fastest quarterly growth in nearly 20 years and well above the 1.4% rate registered in the first quarter of 2003. The positive financial environment helped generate rising stock prices, with the Standard & Poor's 500 Index appreciating 15.14% during the past six months. The stock market's expansion put additional upward pressure on long-term interest rates. Accordingly, yields on long-term U.S. Treasury issues -- at 5.07% as of December 31, 2003 -- were approximately 50 basis points (.50%) higher than they were six months earlier.

Like taxable bonds, tax-exempt bond yields generally rose over the six months as well. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose seven basis points during the past six months. Thirty-year bonds with a credit rating of Aaa -- the highest rating possible -- saw a yield increase of almost 20 basis points, according to Municipal Market Data. With tax-exempt money market rates at or below 1%, and low nominal municipal bond yields in general, many investors moved increasingly further out on the municipal yield curve to generate the desired level of tax-exempt income. This maturity extension helped support the strong demand for and performance of tax-exempt products in recent months.

An improvement in supply/demand dynamics also contributed to the municipal bond market's favorable performance and relative outperformance of the U.S. Treasury market in the past six months. As the period progressed and bond yields rose, the pace of new municipal bond issuance declined. For 2003 as a whole, for example, municipal issuance was 6.8% greater than in 2002. However, during the second half of 2003, municipal issuance was actually 5.5% below that of the same six months in 2002. The declining trend was especially pronounced during the final quarter of 2003, which saw $95 billion in new issuance, a 10% decrease compared to the fourth quarter of 2002. This decline in supply has helped strengthen the municipal market's positive technical position and enhanced recent performance. New-issue supply is expected to remain manageable in early 2004 and should help support the tax-exempt market's current position as an attractive fixed income investment alternative.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2003, Apex Municipal Fund, Inc. had net annualized yields of 6.11% and 6.63%, based on a period-end per share net asset value of $9.15 and a per share market price of $8.44, respectively, and $.282 per share income dividends. Over the same period, the Fund's total investment return was +5.32%, based on a change in per share net asset value from $8.99 to $9.15, and assuming reinvestment of $.282 per share ordinary income dividends and $.003 per share capital gains distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund can vary significantly from total investment return based on changes in the Fund's net asset value.

The Fund's performance, based on net asset value, significantly exceeded that of its comparable Lipper category of High Yield Municipal Debt Funds, which had an average return of +4.06% for the six-month period. (Funds in this Lipper category invest at least 50% of their assets in lower-rated municipal debt issues.) We attribute the outperformance to the Fund's competitive distribution yield as well as an overweight position in airline bonds. Valuations in the airline sector rebounded strongly from the distressed levels reached during the industry-wide decline that followed the September 2001 terrorist attacks.


4          APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003

What changes were made to the portfolio during the period?

Credit spreads contracted significantly in recent months, reflecting investors' increased appetite for higher yields and willingness to assume the associated risk. This spread contraction provided us with an opportunity to restructure portions of the portfolio. Several of the Fund's holdings that were purchased at a discount appreciated strongly during the period. Where appropriate, we sold these holdings and reinvested the proceeds in higher-yielding securities in sectors that we felt offered greater value.

For example, typical new investments have been in the tax-backed and long-term care sectors. In both cases, we see the potential for credit-quality improvement, which we believe could translate into relative price appreciation. Through this type of thoughtful investment research, we are seeking to generate excess return for our shareholders in the form of a competitive distribution yield and the potential for modest growth of capital.

How would you characterize the portfolio's position at the close of the period?

Given our expectation for a continued contraction in credit spreads -- suggesting rising prices and falling yields for high yield bonds -- we ended the period with an overweight bias toward speculative-grade and non-rated securities. We also maintained a significant weighting in bonds backed by revenues from airlines and other economically sensitive industrial companies. This positioning reflects our confidence in the economic recovery.

Having said that, we recognize that the airline industry still faces significant challenges and is subject to event risk -- that is, the possibility that an unexpected event could suddenly derail the industry's recent progress. For that reason, further gains in the sector would be viewed as an opportunity to reduce the portfolio's exposure and reinvest the proceeds in areas we believe could offer better value ahead.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

January 8, 2004


           APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003                 5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
Alabama--0.6%             B         NR*       $ 1,000   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                                        America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009        $  1,032
===================================================================================================================================
Alaska--1.1%              NR*       NR*         2,000   Alaska Industrial Development and Expert Authority Revenue Bonds
                                                        (Williams Lynxs Alaska Cargoport), AMT, 8% due 5/01/2023              2,070
===================================================================================================================================
Arizona--2.9%                                           Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun
                                                        King Apartments Project):
                          NR*       Ba1           510         Series A, 6.75% due 5/01/2031                                     410
                          NR*       NR*         1,500         Sub-Series C, 9.50% due 11/01/2031                              1,185
                          NR*       Caa3        4,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                        (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023        3,100
                          NR*       Baa2          500   Yavapai County, Arizona, IDA, Hospital Facility Revenue Bonds
                                                        (Yavapai Regional Medical Center), Series A, 6% due 8/01/2033           511
===================================================================================================================================
California--1.8%          BBB       Baa1        1,300   California State, Various Purpose, GO, 5.25% due 11/01/2025           1,312
                          BBB-      Baa2        1,860   Golden State Tobacco Securitization Corporation of California,
                                                        Tobacco Settlement Revenue Bonds, Series B, 5.50% due 6/01/2043       1,828
===================================================================================================================================
Colorado--6.9%            NR*       Baa2        3,000   Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                                        Bonds (Pavilions), AMT, 7.75% due 9/01/2016                           3,209
                          NR*       NR*         2,800   Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                                        Improvement Fee), Series A, 7.30% due 9/01/2022                       2,894
                          NR*       NR*         1,640   Lincoln Park, Colorado, Metropolitan District, GO, Refunding,
                                                        7.75% due 12/01/2026                                                  1,701
                          A1        VMIG1+        200   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                                        VRDN, 1.22% due 5/01/2013 (a)(c)                                        200
                          NR*       NR*         1,235   North Range, Colorado, Metropolitan District Number 1, GO,
                                                        7.25% due 12/15/2031                                                  1,244
                          BB+       Ba1         1,145   Northwest Parkway, Colorado, Public Highway Authority Revenue
                                                        Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                 1,175
                          NR*       NR*         2,000   Plaza Metropolitan District No. 1, Colorado, Tax Allocation
                                                        Revenue Bonds (Public Improvement Fees), 8% due 12/01/2025            2,016
===================================================================================================================================
Connecticut--0.7%         NR*       B1          1,255   New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                                        Corporation Project), 9.25% due 5/01/2017                             1,265
===================================================================================================================================
Florida--7.6%             NR*       NR*           885   Arbor Greene Community Development District, Florida, Special
                                                        Assessment Revenue Bonds, 7.60% due 5/01/2018                           923
                          NR*       NR*           685   Bonnet Creek Resort, Florida, Community Development District,
                                                        Special Assessment Revenue Bonds, 7.50% due 5/01/2034                   722
                          NR*       NR*           800   Capital Projects Finance Authority, Florida, Continuing Care
                                                        Retirement Revenue Bonds (Glenridge on Palmer Ranch), Series A,
                                                        8% due 6/01/2032                                                        819
                          NR*       NR*         2,500   Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                                        Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030          2,679
                          NR*       NR*           910   Lakewood Ranch, Florida, Community Development District
                                                        Number 5, Special Assessment Revenue Refunding Bonds, Series A,
                                                        6.70% due 5/01/2031                                                     950
                          NR*       NR*         1,650   Orlando, Florida, Urban Community Development District, Capital
                                                        Improvement Special Assessment Bonds, Series A, 6.95%
                                                        due 5/01/2033                                                         1,733
                          NR*       NR*         3,480   Parkway Center, Florida, Community Development District Special
                                                        Assessment Refunding Bonds, Series B, 8% due 5/01/2010 (b)            2,706
                          NR*       NR*         2,880   Tampa Palms, Florida, Open Space and Transportation Community
                                                        Development District Revenue Bonds, Capital Improvement
                                                        (Richmond Place Project), 7.50% due 5/01/2018                         3,036
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of Apex Municipal Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
EDA        Economic Development Authority
GO         General Obligation Bonds
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
VRDN       Variable Rate Demand Notes


6          APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
Georgia--1.6%             NR*       NR*       $ 2,000   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                                        Station Project), 7.90% due 12/01/2024                             $  2,068
                          NR*       NR*           830   Savannah, Georgia, EDA, Revenue Bonds (Marshes of Skidaway),
                                                        First Mortgage, Series A, 7.40% due 1/01/2034                           837
===================================================================================================================================
Idaho--0.8%               NR*       NR*         1,470   Idaho Health Facilities Authority Revenue Refunding Bonds
                                                        (Valley Vista Care Corporation), Series A, 7.75% due 11/15/2016       1,484
===================================================================================================================================
Illinois--3.3%            CCC       Caa2        3,000   Chicago, Illinois, O'Hare International Airport, Special
                                                        Facility Revenue Refunding Bonds (American Airlines Inc.
                                                        Project), 8.20% due 12/01/2024                                        2,090
                          NR*       NR*           400   Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                                        6.75% due 12/01/2032                                                    401
                          NR*       NR*         3,190   Illinois Development Finance Authority Revenue Bonds (Primary
                                                        Health Care Centers Facilities Acquisition Program), 7.75%
                                                        due 12/01/2016                                                        3,407
===================================================================================================================================
Indiana--2.0%             NR*       NR*         2,600   Indiana State Educational Facilities Authority, Revenue
                                                        Refunding Bonds (Saint Joseph's College Project), 7%
                                                        due 10/01/2029                                                        2,754
                          NR*       NR*         1,820   Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club
                                                        Project), Series B, 7.50% due 10/01/2029 (b)                            728
===================================================================================================================================
Iowa--2.6%                NR*       NR*         3,965   Iowa Finance Authority, Health Care Facilities Revenue
                                                        Refunding Bonds (Care Initiatives Project), 9.25% due 7/01/2025       4,600
===================================================================================================================================
Louisiana--3.6%           B         NR*           825   Hodge, Louisiana, Utility Revenue Refunding Bonds (Stone
                                                        Container Corporation), AMT, 7.45% due 3/01/2024                        855
                          BB-       NR*         5,500   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                        Company Project), 7.50% due 7/01/2013                                 5,606
===================================================================================================================================
Maine--0.5%               BB+       Ba1           840   Maine Finance Authority, Solid Waste Recycling Facilities
                                                        Revenue Bonds (Great Northern Paper Project--Bowater), AMT,
                                                        7.75% due 10/01/2022                                                    842
===================================================================================================================================
Maryland--2.0%            NR*       NR*         1,875   Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                                                        (Arundel Mills Project), 7.10% due 7/01/2029                          2,031
                          NR*       NR*         1,500   Maryland State Energy Financing Administration, Limited
                                                        Obligation Revenue Bonds (Cogeneration--AES Warrior Run), AMT,
                                                        7.40% due 9/01/2019                                                   1,526
===================================================================================================================================
Massachusetts--4.6%       BBB       NR*           825   Massachusetts State Development Finance Agency, Resource
                                                        Recovery Revenue Bonds (Ogden Haverhill Associates), AMT,
                                                        Series A, 6.70% due 12/01/2014                                          876
                                                        Massachusetts State Development Finance Agency, Revenue
                                                        Refunding Bonds (Eastern Nazarine College):
                          BB+       NR*         1,245         5.625% due 4/01/2019                                            1,012
                          BB+       NR*         1,220         5.625% due 4/01/2029                                              920
                          BBB-      NR*           850   Massachusetts State Health and Educational Facilities Authority
                                                        Revenue Bonds (Jordan Hospital), Series E, 6.75% due 10/01/2033         837
                          NR*       Ba2         3,000   Massachusetts State Health and Educational Facilities Authority,
                                                        Revenue Refunding Bonds (Bay Cove Human Services Issue),
                                                        Series A, 5.90% due 4/01/2028                                         2,574
                          NR*       NR*         1,500   Massachusetts State Industrial Finance Agency Revenue Bonds,
                                                        Sewer Facility (Resource Control Composting), AMT, 9.25%
                                                        due 6/01/2010                                                         1,512
                          BBB       NR*           500   Massachusetts State Industrial Financial Agency, Resource
                                                        Recovery Revenue Refunding Bonds (Ogden Haverhill Project), AMT,
                                                        Series A, 5.60% due 12/01/2019                                          486
===================================================================================================================================


           APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003                 7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
Michigan--1.0%            BBB-      Baa3      $ 1,000   Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                                        Bonds (Hurley Medical Center), 6% due 7/01/2020                    $    952
                          B         Ba1         1,000   Michigan State Hospital Finance Authority, Revenue Refunding
                                                        Bonds (Detroit Medical Center Obligation Group), Series A, 6.50%
                                                        due 8/15/2018                                                           740
===================================================================================================================================
Minnesota--0.7%           NR*       NR*         1,230   Saint Paul, Minnesota, Port Authority, Hotel Facility Revenue
                                                        Refunding Bonds (Radisson Kellogg Project), Series 2, 7.375%
                                                        due 8/01/2029                                                         1,254
===================================================================================================================================
Missouri--0.7%            NR*       NR*         1,200   Fenton, Missouri, Tax Increment Revenue Refunding and
                                                        Improvement Bonds (Gravois Bluffs), 7% due 10/01/2021                 1,299
===================================================================================================================================
Nevada--0.2%              NR*       NR*           430   Clark County, Nevada, Improvement District No. 142 Special
                                                        Assessment, 6.375% due 8/01/2023                                        435
===================================================================================================================================
New Jersey--12.5%                                       Camden County, New Jersey, Improvement Authority, Lease Revenue
                                                        Bonds (Holt Hauling & Warehousing), AMT, Series A (b):
                          NR*       NR*         2,000         9.625% due 1/01/2011                                              360
                          NR*       NR*         4,500         9.875% due 1/01/2021                                              810
                          CCC       B2          6,000   Camden County, New Jersey, Pollution Control Financing
                                                        Authority, Solid Waste Resource Recovery Revenue Refunding
                                                        Bonds, AMT, Series A, 7.50% due 12/01/2010                            5,828
                          NR*       Ba3         1,500   New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                                        7% due 10/01/2014                                                     1,503
                                                        New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                          NR*       NR*         1,000         (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031       1,018
                          NR*       NR*         3,700         (Seabrook Village Inc.), 8.125% due 11/15/2023                  3,852
                                                        New Jersey EDA, Special Facility Revenue Bonds (Continental
                                                        Airlines Inc. Project), AMT:
                          B         Caa2        3,050         6.625% due 9/15/2012                                            2,838
                          B         Caa2        2,035         6.25% due 9/15/2029                                             1,692
                          BB+       NR*         1,515   New Jersey Health Care Facilities Financing Authority Revenue
                                                        Bonds (Pascack Valley Hospital Association), 6.625% due 7/01/2036     1,521
                          BBB       Baa2        3,025   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                        Bonds, 6.75% due 6/01/2039                                            2,976
===================================================================================================================================
New Mexico--3.0%          B+        Ba3         5,000   Farmington, New Mexico, PCR, Refunding (Tucson Electric
                                                        Power Co.--San Juan Project), Series A, 6.95% due 10/01/2020          5,258
===================================================================================================================================
New York--3.0%            NR*       NR*           350   New York City, New York, City IDA, Civic Facility Revenue Bonds,
                                                        Series C, 6.80% due 6/01/2028                                           364
                          BB+       Ba2         1,730   New York City, New York, City IDA, Special Facility Revenue
                                                        Bonds (British Airways PLC Project), AMT, 7.625% due 12/01/2032       1,703
                                                        Utica, New York, GO, Public Improvement:
                          BBB       Baa3          700         9.25% due 8/15/2004                                               727
                          BBB       Baa3          700         9.25% due 8/15/2005                                               765
                          BBB       Baa3          635         9.25% due 8/15/2006                                               722
                          NR*       NR*         1,180   Westchester County, New York, IDA, Continuing Care Retirement,
                                                        Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                                        6.50% due 1/01/2034                                                   1,173
===================================================================================================================================
North Carolina--0.6%      NR*       NR*         1,000   North Carolina Medical Care Commission, Retirement Facilities,
                                                        First Mortgage Revenue Bonds (Givens Estates Project), Series A,
                                                        6.50% due 7/01/2032                                                   1,014
===================================================================================================================================


8          APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
Ohio--1.5%                B-        Caa2      $ 3,135   Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                                        (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019     $  2,556
                          NR*       VMIG-1+       200   Montgomery County, Ohio, Revenue Refunding Bonds (Miami Valley
                                                        Hospital), VRDN, Series A, 1.22% due 11/15/2022 (a)                     200
===================================================================================================================================
Oklahoma--0.2%            B-        Caa2          420   Tulsa, Oklahoma, Municipal Airport Trust Revenue Refunding Bonds
                                                        (AMR Corporation), AMT, Series A, 5.80% due 6/01/2035                   406
===================================================================================================================================
Oregon--0.7%              NR*       NR*         1,310   Western Generation Agency, Oregon, Cogeneration Project Revenue
                                                        Bonds (Wauna Cogeneration Project), AMT, Series B, 7.40% due
                                                        1/01/2016                                                             1,343
===================================================================================================================================
Pennsylvania--5.5%        NR*       NR*         1,750   Chester County, Pennsylvania, Health and Education Facilities
                                                        Authority, Senior Living Revenue Refunding Bonds (Jenners Pond
                                                        Inc. Project), 7.625% due 7/01/2034                                   1,737
                                                        Montgomery County, Pennsylvania, Higher Education and Health
                                                        Authority Revenue Bonds (Faulkeways at Gwynedd Project):
                          BBB       NR*           900         6.75% due 11/15/2024                                              942
                          BBB       NR*           925         6.75% due 11/15/2030                                              964
                                                        Philadelphia, Pennsylvania, Authority for IDR:
                          NR*       Ba1         1,600         (Air Cargo), AMT, Series A, 7.50% due 1/01/2025                 1,622
                          NR*       NR*         4,460         Commercial Development, 7.75% due 12/01/2017                    4,530
===================================================================================================================================
Tennessee--1.0%           NR*       NR*         1,800   Shelby County, Tennessee, Health, Educational & Housing
                                                        Facilities Board Revenue Bonds (Germantown Village), Series A,
                                                        7.25% due 12/01/2034                                                  1,779
===================================================================================================================================
Texas--12.6%              BBB-      Baa3        1,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                                        Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028          1,061
                                                        Brazos River Authority, Texas, PCR, Refunding, AMT:
                          BBB       Baa2        2,530         (Texas Utility Company), Series A, 7.70% due 4/01/2033          2,852
                          BBB       Baa2        2,870         (Utilities Electric Company), Series B, 5.05% due 6/01/2030     2,999
                          BBB-      Ba1         1,220   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                                        Energy Inc. Project), Series B, 7.75% due 12/01/2018                  1,325
                          A-        A3          2,500   Brazos River, Texas, Harbor Navigation District, Brazoria County
                                                        Environmental Revenue Refunding Bonds (Dow Chemical Company
                                                        Project), AMT, Series A-7, 6.625% due 5/15/2033                       2,679
                          NR*       NR*         1,660   Grand Prairie, Texas, Housing Finance Corporation Revenue Bonds,
                                                        (Independent Senior Living Center), 7.75% due 1/01/2034               1,613
                          BBB       Baa2        1,750   Gulf Coast, Texas, Waste Disposal Authority Revenue Refunding
                                                        Bonds (International Paper Company), AMT, Series A, 6.10%
                                                        due 8/01/2024                                                         1,817
                          A-        A3          1,700   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                        Semiconductor), AMT, 6.375% due 4/01/2027                             1,792
                          BBB-      NR*           945   Lufkin, Texas, Health Facilities Development Corporation, Health
                                                        System Revenue Bonds (Memorial Health System of East Texas),
                                                        5.70% due 2/15/2028                                                     846
                          BBB-      Ba1         2,310   Matagorda County, Texas, Navigation District Number 1 Revenue
                                                        Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029     2,519
                          BB        Ba3         1,330   Port Corpus Christi, Texas, Individual Development Corporation,
                                                        Environmental Facilities Revenue Bonds (Citgo Petroleum
                                                        Corporation Project), AMT, 8.25% due 11/01/2031                       1,391
                          NR*       Baa3        1,740   Texas State Student Housing Corporation, Student Housing Revenue
                                                        Bonds (MidWestern State University Project), 6.50% due 9/01/2022      1,750
===================================================================================================================================


           APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003                 9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Utah--1.3%                NR*       NR*       $ 2,240   Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                                        Bonds (Laidlaw Environmental), AMT, Series A, 7.45% due 7/01/2017  $  2,346
===================================================================================================================================
Virgin Islands--1.2%      BBB-      Baa3        2,100   Virgin Islands Government Refinery Facilities Revenue Refunding
                                                        Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021               2,193
===================================================================================================================================
Virginia--6.5%            NR*       NR*         2,495   Dulles Town Center, Virginia, Community Development Authority,
                                                        Special Assessment Tax (Dulles Town Center Project), 6.25%
                                                        due 3/01/2026                                                         2,500
                          NR*       NR*         3,000   Pittsylvania County, Virginia, IDA Revenue Refunding Bonds,
                                                        Exempt Facility, AMT, Series A, 7.50% due 1/01/2014                   2,961
                                                        Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                                        Bonds:
                          NR*       Ba1         6,200         First Tier, Sub-Series C, 6.25%** due 8/15/2033                   183
                          NR*       Ba1         6,200         First Tier, Sub-Series C, 6.25%** due 8/15/2034                   162
                          BB        NR*        32,600         Senior Series B, 5.875%** due 8/15/2025                         5,911
===================================================================================================================================
Washington--1.4%          NR*       NR*         2,600   Port Seattle, Washington, Special Facilities Revenue Bonds
                                                        (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                2,487
===================================================================================================================================
West Virginia--0.4%       B-        B2            875   Princeton, West Virginia, Hospital Revenue Refunding Bonds
                                                        (Community Hospital Association Inc. Project), 6.20%
                                                        due 5/01/2013                                                           738
===================================================================================================================================
Wisconsin--0.7%           NR*       NR*         1,320   Wisconsin State Health and Educational Facilities Authority
                                                        Revenue Bonds (New Castle Place Project), Series A, 7%
                                                        due 12/01/2031                                                        1,319
===================================================================================================================================
Wyoming--1.0%             BB+       Ba3         1,800   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                        (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024            1,817
===================================================================================================================================
                                                        Total Municipal Bonds (Cost--$184,640)--98.3%                       176,310
===================================================================================================================================
                          Total Investments (Cost--$184,640)--98.3%                                                         176,310

                          Other Assets Less Liabilities--1.7%                                                                 2,976
                                                                                                                           --------
                          Net Assets--100.0%                                                                               $179,286
                                                                                                                           ========

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.
(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2003.
(b)   Non-income producing security.
(c)   AMBAC Insured.

      See Notes to Financial Statements.


10         APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003

Statement of Assets, Liabilities and Capital

As of December 31, 2003
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$184,640,212) .................                        $ 176,309,744
                       Cash ..................................................................                               71,061
                       Receivables:
                          Interest ...........................................................     $   2,963,802
                          Securities sold ....................................................           100,000          3,063,802
                                                                                                   -------------
                       Prepaid expenses ......................................................                                1,203
                                                                                                                      -------------
                       Total assets ..........................................................                          179,445,810
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Dividends and Distributions to shareholders ........................            87,724
                          Investment adviser .................................................            12,715
                          Other affiliates ...................................................             1,915            102,354
                                                                                                   -------------
                       Accrued expenses ......................................................                               57,265
                                                                                                                      -------------
                       Total liabilities .....................................................                              159,619
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net Assets ............................................................                        $ 179,286,191
                                                                                                                      =============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.10 par value, 150,000,000 shares authorized;
                         19,596,732 shares issued and outstanding ............................                        $   1,959,673
                       Paid-in capital in excess of par ......................................                          207,015,404
                       Undistributed investment income--net ..................................     $   1,853,598
                       Accumulated realized capital losses on investments--net ...............       (23,212,016)
                       Unrealized depreciation on investments--net ...........................        (8,330,468)
                                                                                                   -------------
                       Total accumulated losses--net .........................................                          (29,688,886)
                                                                                                                      -------------
                       Total capital--Equivalent to $9.15 net asset value per share of
                         Common Stock (market price--$8.44) ..................................                        $ 179,286,191
                                                                                                                      =============

      See Notes to Financial Statements.


           APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003                11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended December 31, 2003
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Interest ..............................................................                        $   6,605,677
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..............................................     $     579,504
                       Accounting services ...................................................            38,798
                       Transfer agent fees ...................................................            24,761
                       Printing and shareholder reports ......................................            22,282
                       Listing fees ..........................................................            16,463
                       Professional fees .....................................................            14,635
                       Pricing fees ..........................................................             7,563
                       Directors' fees and expenses ..........................................             7,128
                       Custodian fees ........................................................             6,096
                       Other .................................................................             8,677
                                                                                                   -------------
                       Total expenses ........................................................                              725,907
                                                                                                                      -------------
                       Investment income--net ................................................                            5,879,770
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain on Investments--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net .....................................                              773,061
                       Change in unrealized depreciation on investments--net .................                            2,105,768
                                                                                                                      -------------
                       Total realized and unrealized gain on investments--net ................                            2,878,829
                                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ..................                        $   8,758,599
                                                                                                                      =============

      See Notes to Financial Statements.


12         APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003

Statements of Changes in Net Assets

                                                                                                    For the Six          For the
                                                                                                    Months Ended        Year Ended
                                                                                                    December 31,         June 30,
Increase (Decrease) in Net Assets:                                                                      2003               2003
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ................................................     $   5,879,770      $  11,396,416
                       Realized gain (loss) on investments--net ..............................           773,061         (1,270,071)
                       Change in unrealized depreciation on investments--net .................         2,105,768         (4,173,234)
                                                                                                   --------------------------------
                       Net increase in net assets resulting from operations ..................         8,758,599          5,953,111
                                                                                                   --------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ................................................        (5,588,166)       (10,930,489)
                                                                                                   --------------------------------
                       Net decrease in net assets resulting from dividends to shareholders ...        (5,588,166)       (10,930,489)
                                                                                                   --------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ...............................         3,170,433         (4,977,378)
                       Beginning of period ...................................................       176,115,758        181,093,136
                                                                                                   --------------------------------
                       End of period* ........................................................     $ 179,286,191      $ 176,115,758
                                                                                                   ================================
                          * Undistributed investment income--net .............................     $   1,853,598      $   1,561,994
                                                                                                   ================================

      See Notes to Financial Statements.


           APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003                13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended             For the Year Ended June 30,
                                                                     December 31,   ---------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2003          2003         2002        2001        2000
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ..................   $   8.99      $   9.24     $   9.45    $   9.33    $  10.37
                                                                      -----------------------------------------------------------
            Investment income--net ................................        .30++         .58++        .58         .59         .66
            Realized and unrealized gain (loss) on investments--net        .14          (.27)        (.22)        .13       (1.03)
                                                                      -----------------------------------------------------------
            Total from investment operations ......................        .44           .31          .36         .72        (.37)
                                                                      -----------------------------------------------------------
            Less dividends from investment income--net ............       (.28)         (.56)        (.57)       (.60)       (.67)
                                                                      -----------------------------------------------------------
            Net asset value, end of period ........................   $   9.15      $   8.99     $   9.24    $   9.45    $   9.33
                                                                      ===========================================================
            Market price per share, end of period .................   $   8.44      $   8.48     $   8.39    $   9.10    $ 8.9375
                                                                      ===========================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
            Based on market price per share .......................       2.99%+        8.18%       (1.64%)      9.05%      (6.22%)
                                                                      ===========================================================
            Based on net asset value per share ....................       5.32%+        4.13%        4.31%       8.48%      (3.23%)
                                                                      ===========================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement ........................        .81%**        .90%         .87%        .82%        .81%
                                                                      ===========================================================
            Expenses ..............................................        .81%**        .90%         .87%        .82%        .81%
                                                                      ===========================================================
            Investment income--net ................................       6.58%**       6.56%        6.19%       6.35%       6.71%
                                                                      ===========================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ..............   $179,286      $176,116     $181,093    $185,246    $182,879
                                                                      ===========================================================
            Portfolio turnover ....................................         10%           24%          25%         17%         20%
                                                                      ===========================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Annualized.
+     Aggregate total investment return.
++    Based on average shares outstanding.

      See Notes to Financial Statements.


14         APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the result for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


           APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003                15

[LOGO] Merrill Lynch Investment Managers

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the Fund's average weekly net assets.

For the six months ended December 31, 2003, the Fund reimbursed FAM $2,180 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2003 were $19,051,230 and $18,080,265, respectively.

Net realized gains for the six months ended December 31, 2003 and net unrealized losses as of December 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Realized            Unrealized
                                                  Gains                Losses
--------------------------------------------------------------------------------
Long-term investments ...............          $   773,061          $(8,330,468)
                                               --------------------------------
Total ...............................          $   773,061          $(8,330,468)
                                               ================================

For the six months ended December 31, 2003, net unrealized depreciation for Federal income tax purposes aggregated $8,125,272, of which $7,164,382 related to appreciated securities and $15,289,654 related to depreciated securities. The aggregate cost of investments at December 31, 2003 for Federal income tax purposes was $184,435,016.


16         APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003

Notes to Financial Statements (concluded)

4. Common Stock Transactions:

At December 31, 2003, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended December 31, 2003 and the year ended June 30, 2003 remained constant.

5. Subsequent Event:

On January 6, 2004, the Fund's Board of Directors declared a tax-exempt income dividend to Common Stock shareholders in the amount of $.048000 per share, payable on January 29, 2004 to shareholders of record as of January 16, 2004.

6. Capital Loss Carryforward:

On June 30, 2003 the Fund had a net capital loss carryforward of approximately $21,862,751, of which $7,056,648 expires in 2004, $1,311,769 expires in 2005,
$938,156 expires in 2006, $2,975,000 expires in 2008, $5,341,699 expires in
2009, $2,075,987 expires in 2010 and $2,163,492 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


           APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003                17

[LOGO] Merrill Lynch Investment Managers

About Inverse Floaters

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


18         APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


           APEX MUNICIPAL FUND, INC.         DECEMBER 31, 2003                19

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Apex Municipal Fund, Inc. seeks to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apex Municipal Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #10955 -- 12/03

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Apex Municipal Fund, Inc.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Apex Municipal Fund, Inc.

        Date: February 23, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Apex Municipal Fund, Inc.

        Date: February 23, 2004

        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Apex Municipal Fund, Inc.

        Date: February 23, 2004